UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 2, 2016

CABINET GROW, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55340	46-5546647
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

319 Clematis Street, Suite 812, West Palm Beach, FL 33401

(Address of principal executive offices, including zip code)

(561) 249-6511

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Departure of Directors or Certain Officers

On May 6, 2016, Barry Hollander delivered a letter (the “Resignation Letter”) to Cabinet Grow, Inc. (the “Company”) pursuant to which he resigned, effective immediately, from all positions with the Company. Mr. Hollander has advised management that his resignation is for personal reasons and is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of Principal Officer

On May 6, 2016, Mr. Sam May was appointed Chief Executive Officer and Chief Financial Officer of the Company. Mr. May has served as a member of the Company’s board of directors since the Company’s inception in May 2014. In addition, Mr. May served as the Company’s Chief Executive Officer and President from May 2014 until January 2016. Mr. May also served as a director of the Company’s predecessor company from April 2014 until May 2014, when the predecessor was merged with the Company. Mr. May has been involved in a variety of companies as a founder and operator since 2000 and in 2004, he co-founded Main Street Lending, a mortgage lender that developed a mortgage loan program designed to leverage a debtor’s home equity to obtain an early exit from Chapter 13 bankruptcy. Mr. May was responsible for lender relations and directed the in-house sales, processing, and escrow teams.

Item 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On May 2, 2016, the Company filed with the Secretary of State of Nevada Amended and Restated Articles of Incorporation (the “Amended and Restated Articles”) that had the effect of:

1.	Designating 300,000,000 shares of the authorized capital stock of the Company as common stock and 10,000,000 shares of the authorized capital stock of the Company as preferred stock, with the powers, preferences and rights, and the qualifications, limitations and restrictions designated by the Company’s board of directors,
2.	Providing for the indemnification of the Company’s officers and directors and limit the liability of the Company’s officers and directors to fullest extent provided by Nevada law, and
3.	Opting out of the “Combinations with Interested Stockholders” provisions contained in the Nevada Revised Statutes (the “NRS”), and opting out of the “Acquisition of Controlling Interest” provisions contained in the NRS.

The foregoing description of the Amended and Restated Articles does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Articles, a copy of which is filed as Exhibit 3.1 to this current report on Form 8-K and incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation as filed with the Nevada Secretary of State.
99.1	Letter dated May 6, 2016 from Barry Hollander to Cabinet Grow, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABINET GROW, INC.

Date: May 6, 2016	By:	/s/ Samuel May
Samuel May Chief Executive Officer